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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               February 10, 2000


                            First Citizens Banc Corp
                            ------------------------
             (Exact name of Registrant as specified in its charter)


             Ohio                        0-25980                34-1558688
             ----                        -------                ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


          100 East Water Street, P.O. Box 5016, Sandusky, Ohio  44870
          -----------------------------------------------------------
                    (Address of principle executive offices)

       Registrant's telephone number, including area code: (419) 625-4121

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

                       Date of report: February 10, 2000
                                       -----------------

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ITEM 5. OTHER EVENTS

First Citizens Banc Corp (FCZA), Sandusky, Ohio is announcing 1999 earnings of $1.43 per share. This is a 5.9% increase over 1998 of $1.35 and compares to $1.04 in 1997. First Citizens Banc Corp affiliates are The Citizens Banking Company, The Castalia Banking Company, The Farmers State Bank, R. A. Reynolds Appraisal Service, Inc. and SCC Resources, Inc.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


First Citizens Banc Corp


/S/ James O. Miller                       February 10, 2000
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James O. Miller                           Date
Executive Vice President